Mortgage Banking Activities	12 Months Ended
Dec. 31, 2022
Mortgage Banking Activities [Abstract]
Mortgage Banking Activities

Note 6: Mortgage Banking Activities
Mortgage banking activities consist of residential and commercial mortgage originations, sales and servicing.
We apply the amortization method to commercial MSRs and apply the fair value method to residential MSRs. The amortized cost of commercial MSRs was $1.2 billion, $1.3 billion and
$1.3 billion, with an estimated fair value of $2.1 billion, $1.5 billion, and $1.4 billion, at December 31, 2022, 2021 and 2020, respectively. Table 6.1 presents the changes in MSRs measured using the fair value method.
Table 6.1: Analysis of Changes in Fair Value MSRs

	Year ended December 31,
(in millions)	2022	2021	2020
Fair value, beginning of period	$6,920	6,125	11,517
Servicing from securitizations or asset transfers (1)	1,003	1,645	1,708
Sales and other (2)	(614)	(8)	(32)
Net additions	389	1,637	1,676
Changes in fair value:
Due to valuation inputs or assumptions:
Mortgage interest rates (3)	3,417	1,625	(3,946)
Servicing and foreclosure costs (4)	(17)	(9)	(175)
Discount rates (5)	42	(56)	27
Prepayment estimates and other (6)	(188)	(390)	(599)
Net changes in valuation inputs or assumptions	3,254	1,170	(4,693)
Changes due to collection/realization of expected cash flows (7)	(1,253)	(2,012)	(2,375)
Total changes in fair value	2,001	(842)	(7,068)
Fair value, end of period	$9,310	6,920	6,125
(1)Includes impacts associated with exercising cleanup calls on securitizations and our right to repurchase delinquent loans from GNMA loan securitization pools. MSRs may increase upon repurchase due to servicing liabilities associated with these delinquent GNMA loans.
(2)Includes sales and transfers of MSRs, which can result in an increase in MSRs if related to portfolios with servicing liabilities. For the year ended December 31, 2022, MSRs decreased $611 million due to the sale of interest-only strips related to excess servicing cash flows from agency residential mortgage-backed securitizations.
(3)Includes prepayment rate changes as well as other valuation changes due to changes in mortgage interest rates. To reduce exposure to changes in interest rates, MSRs are economically hedged with derivative instruments.
(4)Includes costs to service and unreimbursed foreclosure costs.
(5)In 2022, we enhanced our approach for estimating the discount rates to a more dynamic methodology for market curves and volatility, which had a nominal impact.
(6)Represents other changes in valuation model inputs or assumptions including prepayment rate estimation changes that are independent of mortgage interest rate changes.
(7)Represents the reduction in the MSR fair value for the cash flows expected to be collected during the period, net of income accreted due to the passage of time.
Table 6.2 provides key weighted-average assumptions used in the valuation of residential MSRs and sensitivity of the current fair value of residential MSRs to immediate adverse changes in those assumptions. Amounts for residential MSRs include purchased servicing rights as well as servicing rights resulting from the transfer of loans. See Note 15 (Fair Values of Assets and Liabilities) for additional information on key assumptions for residential MSRs.
Table 6.2: Assumptions and Sensitivity of Residential MSRs

($ in millions, except cost to service amounts)	Dec 31, 2022	Dec 31, 2021
Fair value of interests held	$9,310	6,920
Expected weighted-average life (in years)	6.3	4.7

Key assumptions:
Prepayment rate assumption (1)	9.4%	14.7
Impact on fair value from 10% adverse change	$288	356
Impact on fair value from 25% adverse change	688	834

Discount rate assumption	9.1%	6.4
Impact on fair value from 100 basis point increase	$368	276
Impact on fair value from 200 basis point increase	707	529

Cost to service assumption ($ per loan)	102	106
Impact on fair value from 10% adverse change	171	165
Impact on fair value from 25% adverse change	427	411
(1)Includes a blend of prepayment speeds and expected defaults. Prepayment speeds are influenced by mortgage interest rates as well as our estimation of drivers of borrower behavior.
The sensitivities in the preceding table are hypothetical and caution should be exercised when relying on this data. Changes in value based on variations in assumptions generally cannot be extrapolated because the relationship of the change in the assumption to the change in value may not be linear. Also, the effect of a variation in a particular assumption on the value of the other interests held is calculated independently without changing any other assumptions. In reality, changes in one factor may result in changes in others, which might magnify or counteract the sensitivities.
We present the components of our managed servicing portfolio in Table 6.3 at unpaid principal balance for loans serviced and subserviced for others and at carrying value for owned loans serviced.
Table 6.3: Managed Servicing Portfolio

(in billions)	Dec 31, 2022	Dec 31, 2021
Residential mortgage servicing:
Serviced and subserviced for others	$681	718
Owned loans serviced	273	276
Total residential servicing	954	994
Commercial mortgage servicing:
Serviced and subserviced for others	577	597
Owned loans serviced	133	130
Total commercial servicing	710	727
Total managed servicing portfolio	$1,664	1,721
Total serviced for others, excluding subserviced for others	$1,246	1,304
MSRs as a percentage of loans serviced for others	0.84%	0.63
Weighted average note rate (mortgage loans serviced for others)	4.30	3.82

At December 31, 2022 and 2021, we had servicer advances, net of an allowance for uncollectible amounts, of $2.5 billion and $3.2 billion, respectively. As the servicer of loans for others, we advance certain payments of principal, interest, taxes, insurance, and default-related expenses which are generally reimbursed within a short timeframe from cash flows from the trust, government-sponsored entities (GSEs), insurer or borrower.
The credit risk related to these advances is limited since the reimbursement is generally senior to cash payments to investors. We also advance payments of taxes and insurance for our owned loans which are collectible from the borrower. We maintain an allowance for uncollectible amounts for advances on loans serviced for others that may not be reimbursed if the payments were not made in accordance with applicable servicing agreements or if the insurance or servicing agreements contain limitations on reimbursements. Servicing advances on owned loans are charged-off when deemed uncollectible.
Table 6.4 presents the components of mortgage banking noninterest income.
Table 6.4: Mortgage Banking Noninterest Income

		Year ended December 31,
(in millions)		2022	2021	2020
Servicing fees:
Contractually specified servicing fees, late charges and ancillary fees		$2,475	2,801	3,250
Unreimbursed direct servicing costs (1)		(189)	(332)	(620)
Servicing fees		2,286	2,469	2,630
Amortization (2)		(247)	(225)	(308)
Changes due to collection/realization of expected cash flows (3)	(A)	(1,253)	(2,012)	(2,375)
Net servicing fees		786	232	(53)
Changes in fair value of MSRs due to valuation inputs or assumptions (4)	(B)	3,254	1,170	(4,693)
Net derivative gains (losses) from economic hedges (5)		(3,507)	(1,208)	4,607
Market-related valuation changes to MSRs, net of hedge results		(253)	(38)	(86)
Total net servicing income		533	194	(139)
Net gains on mortgage loan originations/sales (6)		850	4,762	3,632
Total mortgage banking noninterest income		$1,383	4,956	3,493
Total changes in fair value of MSRs carried at fair value	(A)+(B)	$2,001	(842)	(7,068)
(1)Includes costs associated with foreclosures, unreimbursed interest advances to investors, and other interest costs.
(2)Includes a $4 million and $41 million reversal of impairment on the commercial amortized MSRs in 2022 and 2021, respectively, and a $37 million impairment on the commercial amortized MSRs in 2020.
(3)Represents the reduction in the MSR fair value for the cash flows expected to be collected during the period, net of income accreted due to the passage of time.
(4)Refer to the analysis of changes in fair value MSRs presented in Table 6.1 in this Note for more detail.
(5)See Note 14 (Derivatives) for additional discussion and detail on economic hedges.
(6)Includes net gains (losses) of $2.5 billion, $1.2 billion and $(1.8) billion at December 31, 2022, 2021 and 2020, respectively, related to derivatives used as economic hedges of mortgage loans held for sale and derivative loan commitments.